UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2010, Rosemary Mazanet notified GTx, Inc. (the “Company”) of her decision to resign as a member of the Board of Directors of the Company (the “Board”). Dr. Mazanet’s resignation as a member of the Board is effective as of February 19, 2010.  In connection with Dr. Mazanet’s decision to resign from the Board, Kenneth S. Robinson and Robert W. Karr, who are current Board members, were each appointed as members of the Audit Committee of the Board, effective February 17, 2010.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Dated: February 19, 2010

By: /s/ Henry P. Doggrell
Henry P. Doggrell,
Vice President, General Counsel and Secretary